CONTINGENCIES	12 Months Ended
Dec. 31, 2014
Loss Contingency [Abstract]
Contingencies Disclosure [Text Block]
28.	CONTINGENCIES

Petition for Imposition of Countervailing Duties on Supercalendered Paper

On February 26, 2015, a petition was submitted on behalf of the Coalition for Fair Paper Imports to the U.S. Department of Commerce and the U.S. International Trade Commission for the imposition of countervailing duties on U.S. imports of supercalendered paper from Canada. Catalyst Paper is one of four Canadian paper exporters who were named in the petition. At present, management is unable to estimate the likelihood that the petition will result in a countervailing duty investigation, and if initiated, the likelihood that countervailing duties will be imposed.

Claim Filed for Partial Refund of Purchase Price Paid

On September 24, 2014, Catalyst Paper filed a Notice of Civil Claim of $30.0 million in the Supreme Court of British Columbia against NS Industries Limited and its parent, Norske Skogindustrier ASA of Norway for the partial refund of the purchase price paid by Catalyst Paper, including interest, for companies purchased under an agreement entered into in 1997. It is too early to assess the outcome of this claim. The contingency is not reflected in the financial results of the company as of December 31, 2014.

Unsuccessful Appeal of Sales Tax Ruling

On February 4, 2015, the British Columbia Court of Appeal overturned the January 28, 2014, Supreme Court of British Columbia ruling in favour of Catalyst Paper in the company’s action against the Province of British Columbia involving a reassessment of the amount of sales tax payable under the Social Services Tax Act on electricity purchased from PREI in 2001 through 2010.